Administrative Offices
                                 Colmena Corp.
                             A Delaware corporation

Anthony Q. Joffe                                3896 North Federal Highway
President & Chief Executive Officer             Lighthouse Point, Florida 33064
                                                Telephone (954) 941-2280
Vanessa H. Lindsey                              Fax (954) 9412013
Secretary & Chief Administrative Officer         e-mail joffe@bellsouth.net

G. Richard Chamberlin
General Counsel
                                                1941 Southeast 51st Terrace
Anthony Q. Joffe (Chair)                        Ocala, Florida 34471
Penny Adams Field (Chair, audit committee)      Telephone (352) 694-6714
Charles J. Champion, Jr.                         Fax (352) 694-9178
Robert S. Gigliotti                             e-mail, wacalvo3@atlantic.net
Vanessa H. Lindsey
--------------------
 Board of Directors                        Please Respond to Boca Raton Address
                                                The Crystal Corporate center
                                          2500 North Military Trail, Suite 225-D
                                                Boca Raton, Florida 33431
                                                Telephone (561) 998-3435
                                                Fax (561) 998-3425
 January 14, 2000                               e-mail, carrington@flinet.com

Jack Levine
Jack Levine, P.A.
16655 Northeast Second Avenue
Suite 303
North Miami Beach, Florida 33162

Re.:     Settlement agreement with Colmena Corp.("Colmena")

Dear Mr. Levine:

         In accordance with the agreement negotiated for us by Colmena's strategic consultant, the Yankee Companies, Inc., a Florida corporation ("Yankees"), we hereby confirm that Colmena will issue to you 34,000 shares of its common stock in reliance on the exemption from registration provided by
Section 4(2) of the Securities Act and Section 517.061(11) of the Florida Securities and Investor Protection Act, in satisfaction of all obligations or liabilities that Colmena has to you or your affiliates.


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         Confirming  the  information  previously  provided  to you by  Yankees,
Colmena has terminated all active operations other than those pertaining to effecting settlements with creditors, attaining compliance with its obligations under the Exchange Act and with retaining its corporate charter. After it becomes current in its exchange Act reporting obligations, assuming that it has
satisfied  all  material  creditor  claims,   Colmena  will  seek  new  business
opportunities. In the event that satisfactory arrangements cannot be made with creditors, then it will probably seek relief under federal bankruptcy laws prior to seeking out new business opportunities. It is Colmena's firm intention to eventually become a profitable company justifying the confidence demonstrated by its stockholders, especially those, like you, who are making its recovery possible.

         If the foregoing is accurate, please sign in the space indicated and return an executed copy of this letter to Colmena, at its Boca Raton address listed above, whereupon this letter shall constitute a binding agreement between us, and Colmena will instruct its transfer agent to issue the subject shares to you.

         Thanking you for your consideration and assistance, we are

                                Very truly yours

                                  Colmena Corp.

                              /s/ Anthony Q. Joffe
                                Anthony Q. Joffe
                                    President

         The foregoing is hereby accepted, as of the date set forth below.

Dated:   January 17, 2000
                                                       /s/ Jack Levine
                                                 ---------------------------
                                                         Jack Levine

On his own behalf and on behalf of his  affiliates,  including Jack Levine, P.A.


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